Sub-Item 77O:  Transaction effected pursuant to Rule 10f-3


Pursuant to Rule 10f-3, the following constitutes the information and representations provided by the investment adviser of the Bradesco Latin American Hard Currency Bond Fund (the "Fund") with respect to securities that were purchased from syndicates in which an affiliated broker-dealer was a participant for the period May 1, 2016 through October 31, 2016 in accordance with the Trust's Rule 10f-3 Procedures.

1. Issuer:  Vale Overseas Limited

2. Underwriter From Whom Purchased:  Morgan Stanley & Co.

3. Affiliated Underwriter Managing or Participating in
 Underwriting Syndicate:  Banco Bradesco BBI

4. Other Members of the Underwriting Syndicate:  BB Securities
 Ltd., BNP Paribas, Citigroup, CIBC Capital Markets, Credit
 Agricole CIB, Mizuho Securities, MUFG, Natixis, SMBC Nikko,
 Societe Generale

5. Aggregate Principal Amount of Purchase by the Fund, Other Investment Companies (Including Other Series of the Trust) Advised by the Adviser/Sub-Adviser and Other Accounts over which the Adviser/Sub-Adviser Has Investment Discretion:
 $200,000.00

6. Purchase Price:  $100.00

7. Percentage of Issue:  0.02%

8. The security was (a) part of an issue registered under the Securities Act of 1933 which was being offered to the public; and (b) purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering, or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer).

9. The underwriting was a firm commitment underwriting.

10. The issuer of the securities, and its predecessors, have been in continuous operation for not less than three years.

11. The Adviser/Sub-adviser of the Fund is a principal underwriter of the security, or an affiliated person of a principal underwriter of the security.

12. The amount of the securities, other than those sold in an Eligible Rule 144A Offering, purchased by the Fund, all investment companies (including other series of the Trust) advised by the Adviser/Sub-adviser and other accounts with respect to which the Adviser/Sub-adviser has investment discretion did not exceed 25% of the principal amount of the offering.

13. No Affiliated Underwriter of the purchasing Fund was a direct or indirect participant in or beneficiary of the sale.

14. Information has or will be timely supplied to the appropriate officer of the Trust for inclusion on SEC Form
 N-SAR and quarterly reports to the Trustees.



Sub-Item 77O:  Transaction effected pursuant to Rule 10f-3


Pursuant to Rule 10f-3, the following constitutes the information and representations provided by the investment adviser of the Bradesco Latin American Hard Currency Bond Fund (the "Fund") with respect to securities that were purchased from syndicates in which an affiliated broker-dealer was a participant for the period May 1, 2016 through October 31, 2016 in accordance with the Trust's Rule 10f-3 Procedures.

1. Issuer:  Ultrapar International S.A.

2. Underwriter From Whom Purchased:  Morgan Stanley & Co.

3. Affiliated Underwriter Managing or Participating in
 Underwriting Syndicate:  Banco Bradesco BBI

4. Other Members of the Underwriting Syndicate:  BB Securities
 Ltd., Morgan Stanley & Co, Banco Santander, BNP Paribas,
 MUFG, Scotiabank

5. Aggregate Principal Amount of Purchase by the Fund, Other Investment Companies (Including Other Series of the Trust) Advised by the Adviser/Sub-Adviser and Other Accounts over which the Adviser/Sub-Adviser Has Investment Discretion:
 $400,000.00

6. Purchase Price:  $98.097

7. Percentage of Issue:  0.05%

8. The security was (a) sold in an Eligible Foreign Offering and (b) purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering, or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer).

9. The underwriting was a firm commitment underwriting.

10. The issuer of the securities, and its predecessors, have been in continuous operation for not less than three years.

11. The Adviser/Sub-adviser of the Fund is a principal underwriter of the security, or an affiliated person of a principal underwriter of the security.


12. The amount of the securities, other than those sold in an Eligible Rule 144A Offering, purchased by the Fund, all investment companies (including other series of the Trust) advised by the Adviser/Sub-adviser and other accounts with respect to which the Adviser/Sub-adviser has investment discretion did not exceed 25% of the principal amount of the offering.

13. No Affiliated Underwriter of the purchasing Fund was a direct or indirect participant in or beneficiary of the sale.

14. Information has or will be timely supplied to the appropriate officer of the Trust for inclusion on SEC Form
 N-SAR and quarterly reports to the Trustees.



Sub-Item 77O:  Transaction effected pursuant to Rule 10f-3


Pursuant to Rule 10f-3, the following constitutes the information and representations provided by the investment adviser of the Pemberwick Fund (the "Fund") with respect to securities that were purchased from syndicates in which an affiliated broker-dealer was a participant for the period May 1, 2016 through October 31, 2016 in accordance with the Trust's Rule 10f-3 Procedures.

1. Issuer:  Apple Inc. (AAPL 1.55% August 4, 2021)

2. Underwriter From Whom Purchased:  Goldman Sachs and Co. NY

3. Affiliated Underwriter Managing or Participating in
 Underwriting Syndicate:  JPMorgan Securities

4. Other Members of the Underwriting Syndicate:  Goldman,
 Sachs & Co., BofA Merrill Lynch, JPMorgan, Deutsche Bank
 Securities, Barclays, Citigroup, Standard Chartered Bank,
 Wells Fargo Securities, Lebenthal Capital Markets, Loop
 Capital Markets, Mischler Financial Group, Inc., The
 Williams Capital Group, L.P.

5. Aggregate Principal Amount of Purchase by the Fund, Other Investment Companies (Including Other Series of the Trust) Advised by the Adviser/Sub-Adviser and Other Accounts over which the Adviser/Sub-Adviser Has Investment Discretion:
 $24,888,357.00

6. Purchase Price:  $99.861

7. Percentage of Issue:  0.008%

8. The security was (a) part of an issue registered under the Securities Act of 1933 which was being offered to the public; and (b) purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering, or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer).

9. The securities purchased were offered for subscription upon exercise of rights; such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates.

10. The underwriting was a firm commitment underwriting.

11. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.

12. The issuer of the securities, and its predecessors, have been in continuous operation for not less than three years.

13. The Adviser/Sub-adviser of the Fund is a principal underwriter of the security, or an affiliated person of a principal underwriter of the security.

14. The amount of the securities, other than those sold in an Eligible Rule 144A Offering, purchased by the Fund, all investment companies (including other series of the Trust) advised by the Adviser/Sub-adviser and other accounts with respect to which the Adviser/Sub-adviser has investment discretion did not exceed 25% of the principal amount of the offering.

15. No Affiliated Underwriter of the purchasing Fund was a direct or indirect participant in or beneficiary of the sale.

16. Information has or will be timely supplied to the appropriate officer of the Trust for inclusion on SEC Form
 N-SAR and quarterly reports to the Trustees.



Sub-Item 77O:  Transaction effected pursuant to Rule 10f-3


Pursuant to Rule 10f-3, the following constitutes the information and representations provided by the investment adviser of the Pemberwick Fund_ (the "Fund") with respect to securities that were purchased from syndicates in which an affiliated broker-dealer was a participant for the period May 1, 2016 through October 31, 2016 in accordance with the Trust's Rule 10f-3 Procedures.

1. Issuer:  Microsoft Corporation (MSFT 1.55% August 8, 2021)

2. Underwriter From Whom Purchased:  BofA Merrill Lynch

3. Affiliated Underwriter Managing or Participating in
 Underwriting Syndicate:  JPMorgan Securities

4. Other Members of the Underwriting Syndicate: BofA Merrill Lynch, JPMorgan, Wells Fargo Securities, Barclays, Citigroup, Goldman, Sachs & Co., HSBC, US Bancorp, Academy Securities, Blaylock Beal Van, LLC, CastleOak Securities, L.P., C.L. King & Associates, CAVU Securities, LLC, Drexel Hamilton, Lebenthal Capital Markets, Loop Capital Markets, MFR Securities, Inc., Mischler Financial Group, Inc., Ramirez & Co., Inc., Siebert Brandford Shank & Co., L.L.C., The Williams Capital Group, L.P.

5. Aggregate Principal Amount of Purchase by the Fund, Other Investment Companies (Including Other Series of the Trust) Advised by the Adviser/Sub-Adviser and Other Accounts over which the Adviser/Sub-Adviser Has Investment Discretion:
 $35,063,145.00

6. Purchase Price:  $99.895

7. Percentage of Issue:  0.0016%

8. The security was (a) part of an issue registered under the Securities Act of 1933 which was being offered to the public; and (b) purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering, or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer).

9. The securities purchased were offered for subscription upon exercise of rights; such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates.

10. The underwriting was a firm commitment underwriting.

11. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.

12. The issuer of the securities, and its predecessors, have been in continuous operation for not less than three years.

13. The Adviser/Sub-adviser of the Fund is a principal underwriter of the security, or an affiliated person of a principal underwriter of the security.

14. The amount of the securities, other than those sold in an Eligible Rule 144A Offering, purchased by the Fund, all investment companies (including other series of the Trust) advised by the Adviser/Sub-adviser and other accounts with respect to which the Adviser/Sub-adviser has investment discretion did not exceed 25% of the principal amount of the offering.

15. No Affiliated Underwriter of the purchasing Fund was a direct or indirect participant in or beneficiary of the sale.

16. Information has or will be timely supplied to the appropriate officer of the Trust for inclusion on SEC Form
 N-SAR and quarterly reports to the Trustees.



Sub-Item 77O:  Transaction effected pursuant to Rule 10f-3


Pursuant to Rule 10f-3, the following constitutes the information and representations provided by the investment adviser of the Pemberwick Fund (the "Fund") with respect to securities that were purchased from syndicates in which an affiliated broker-dealer was a participant for the period May 1, 2016 through October 31, 2016 in accordance with the Trust's Rule 10f-3 Procedures.

1. Issuer:  Fannie Mae (FNMA 1.375% October 7, 2021) 3135G0Q89

2. Underwriter From Whom Purchased:  Goldman Sachs and Co. NY

3. Affiliated Underwriter Managing or Participating in
 Underwriting Syndicate:  JPMorgan Securities

4. Other Members of the Underwriting Syndicate:  Goldman
 Sachs, JPMorgan Securities, TD Securities

5. Aggregate Principal Amount of Purchase by the Fund, Other Investment Companies (Including Other Series of the Trust) Advised by the Adviser/Sub-Adviser and Other Accounts over which the Adviser/Sub-Adviser Has Investment Discretion:
 $46,921,040.00

6. Purchase Price:  $99.832

7. Percentage of Issue:  0.006%

8. The security was (a) part of an issue of government securities, as defined in section 2(a)(16) of the 1940 Act; and (b) purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering, or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer).

9. The securities purchased were offered for subscription upon exercise of rights; such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates.

10. The underwriting was a firm commitment underwriting.

11. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.

12. The issuer of the securities, and its predecessors, have been in continuous operation for not less than three years.

13. The Adviser/Sub-adviser of the Fund is a principal underwriter of the security, or an affiliated person of a principal underwriter of the security.

14. The amount of the securities, other than those sold in an Eligible Rule 144A Offering, purchased by the Fund, all investment companies (including other series of the Trust) advised by the Adviser/Sub-adviser and other accounts with respect to which the Adviser/Sub-adviser has investment discretion did not exceed 25% of the principal amount of the offering.

15. No Affiliated Underwriter of the purchasing Fund was a direct or indirect participant in or beneficiary of the sale.

16. Information has or will be timely supplied to the appropriate officer of the Trust for inclusion on SEC Form
 N-SAR and quarterly reports to the Trustees.




Sub-Item 77O:  Transaction effected pursuant to Rule 10f-3


Pursuant to Rule 10f-3, the following constitutes the information and representations provided by the investment adviser of the Pemberwick Fund (the "Fund") with respect to securities that were purchased from syndicates in which an affiliated broker-dealer was a participant for the period May 1, 2016 through October 31, 2016 in accordance with the Trust's Rule 10f-3 Procedures.

1. Issuer:  The Procter & Gamble Co. (PG 1.70% November 3,
 2021) 742718EQ8

2. Underwriter From Whom Purchased:  Morgan Stanley and Co.LLC

3. Affiliated Underwriter Managing or Participating in
 Underwriting Syndicate:  JPMorgan Securities

4. Other Members of the Underwriting Syndicate:  HSBC
 Securities, Morgan Stanley, Barclays Capital, BBVA
 Securities Inc., Citigroup, Fifth Third Bancorp, Goldman
 Sachs, ING, JPMorgan, Merrill Lynch, MUFG, PNC, RBC, US
 Bancorp, Wells Fargo, Williams Capital Group

5. Aggregate Principal Amount of Purchase by the Fund, Other Investment Companies (Including Other Series of the Trust) Advised by the Adviser/Sub-Adviser and Other Accounts over which the Adviser/Sub-Adviser Has Investment Discretion:
 $11,875,605.00

6. Purchase Price:  $99.795

7. Percentage of Issue:  0.007%

8. The security was (a) part of an issue registered under the Securities Act of 1933 which was being offered to the public; and (b) purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering, or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer).

9. The securities purchased were offered for subscription upon exercise of rights; such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates.

10. The underwriting was a firm commitment underwriting.

11. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.

12. The issuer of the securities, and its predecessors, have been in continuous operation for not less than three years.

13. The Adviser/Sub-adviser of the Fund is a principal underwriter of the security, or an affiliated person of a principal underwriter of the security.

14. The amount of the securities, other than those sold in an Eligible Rule 144A Offering, purchased by the Fund, all investment companies (including other series of the Trust) advised by the Adviser/Sub-adviser and other accounts with respect to which the Adviser/Sub-adviser has investment discretion did not exceed 25% of the principal amount of the offering.

15. No Affiliated Underwriter of the purchasing Fund was a direct or indirect participant in or beneficiary of the sale.

16. Information has or will be timely supplied to the appropriate officer of the Trust for inclusion on SEC Form
 N-SAR and quarterly reports to the Trustees.




Sub-Item 77O:  Transaction effected pursuant to Rule 10f-3

Pursuant to Rule 10f-3, the following constitutes the information and representations provided by the investment adviser of the Insight Investment Grade Bond
Fund (the "Fund") with respect to securities that were purchased from syndicates in which an affiliated broker-dealer was a participant for the period May 1, 2016 through October 31, 2016 in accordance with the Trust's Rule 10f-3 Procedures.

1. Issuer:  Goldman Sachs

2. Underwriter From Whom Purchased:  Goldman Sachs

3. Affiliated Underwriter Managing or Participating in
Underwriting Syndicate:  BNY Mellon Capital Markets

4. Other Members of the Underwriting Syndicate:
Academy Securities Inc, BB&T Capital Markets, BMO
Capital Markets Corp, Capital One Financial,
CastleOak Securities, Drexel Hamilton LLC, Fifth
Third Securities Inc, Great Pacific Securities,
KeyBanc Capital Markets, Lebenthal & Co. LLC, Loop
Capital Markets LLC, Mischler Financial Group,
Mizuho Securities Inc, Multi-Bank Securities Inc,
PNY Capital Markets, RBC Capital Markets, Regions
Securities LLC, Samuel A Ramirez & Co. Inc, Scotia
Capital Inc, Siebert Capital Markets, SMBC Nikko
Securities America Inc, SunTrust Robinson Humphrey,
TD Securities, Telsey Advisory Group, US Bancorp,
Williams Capital Group LP

5. Aggregate Principal Amount of Purchase by the Fund,
Other Investment Companies (Including Other Series
of the Trust) Advised by the Adviser/Sub-Adviser
and Other Accounts over which the Adviser/Sub-
Adviser Has Investment Discretion:
$3,575,000

6. Purchase Price:  $100

7. Percentage of Issue:  0.025%

8. The security was (a) part of an issue registered under the Securities Act of 1933 which was being offered to the public; and (b) purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering, or in any concurrent offering of the securities (except, in the case of an Eligible
Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer).

9. The underwriting was a firm commitment underwriting.

10. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.

11. The issuer of the securities, and its predecessors, have been in continuous operation for not less than three years.

12. The Adviser/Sub-adviser of the Fund is a principal underwriter of the security, or an affiliated person of a principal underwriter of the security.

13. The amount of the securities, other than those sold in an Eligible Rule 144A Offering, purchased by the Fund, all investment companies (including other series of the Trust) advised by the Adviser/Sub-adviser and other accounts with respect to which the Adviser/Sub-adviser has investment discretion did not exceed 25% of the principal amount of the offering.

14. No Affiliated Underwriter of the purchasing
Fund was a direct or indirect participant in or beneficiary of the sale.

15. Information has or will be timely supplied to the appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees.




Sub-Item 77O:  Transaction effected pursuant to Rule 10f-3


Pursuant to Rule 10f-3, the following constitutes the information and representations provided by the investment adviser of the Bradesco Latin American Hard Currency Bond Fund (the "Fund") with respect to securities that were purchased from syndicates in which an affiliated broker-dealer was a participant for the period May 1, 2016 through October 31, 2016 in accordance with the Trust's Rule 10f-3 Procedures.

1. Issuer:  Cosan Luxembourg S.A. (Cosan S.A. Industria e
 Comercio)

2. Underwriter From Whom Purchased:  Bank of America Merrill
 Lynch

3. Affiliated Underwriter Managing or Participating in
 Underwriting Syndicate:  Banco Bradesco BBI

4. Other Members of the Underwriting Syndicate:  Banco Itau
 S.A., Citigroup Global Markets, Inc., HSBC, Banco Santander

5. Aggregate Principal Amount of Purchase by the Fund, Other Investment Companies (Including Other Series of the Trust) Advised by the Adviser/Sub-Adviser and Other Accounts over which the Adviser/Sub-Adviser Has Investment Discretion:
 $392,652.00 USD

6. Purchase Price:  $98.16

7. Percentage of Issue:  0.0078%

8. The security was (a) sold in an Eligible Foreign Offering; and (b) purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering, or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer).

9. The underwriting was a firm commitment underwriting.

10. The issuer of the securities, and its predecessors, have been in continuous operation for not less than three years.

11. The Adviser/Sub-adviser of the Fund is a principal underwriter of the security, or an affiliated person of a principal underwriter of the security.

12. The amount of the securities, other than those sold in an Eligible Rule 144A Offering, purchased by the Fund, all investment companies (including other series of the Trust) advised by the Adviser/Sub-adviser and other accounts with respect to which the Adviser/Sub-adviser has investment discretion did not exceed 25% of the principal amount of the offering.

13. No Affiliated Underwriter of the purchasing Fund was a direct or indirect participant in or beneficiary of the sale.

14. Information has or will be timely supplied to the appropriate officer of the Trust for inclusion on SEC Form
 N-SAR and quarterly reports to the Trustees.



Sub-Item 77O:  Transaction effected pursuant to Rule 10f-3

Pursuant to Rule 10f-3, the following constitutes the information and representations provided by the investment adviser of the Pemberwick Fund (the "Fund") with respect to securities that were purchased from syndicates in which an affiliated broker-dealer was a participant for the period May 1, 2016 through October 31, 2016 in accordance with the Trust's Rule 10f-3 Procedures.

1. Issuer:  Paccar Financial Corporation (PCAR 1.30% May 10, 2019)

2. Underwriter From Whom Purchased:  US Bancorp Inc.

3. Affiliated Underwriter Managing or Participating in
 Underwriting Syndicate:  JPMorgan Securities

4. Other Members of the Underwriting Syndicate:  JPMorgan
 Securities, BNP Paribas Securities Corp., Mizuho Securities
 USA Inc., U.S. Bancorp Investments, Inc., Wells Fargo
 Securities, LLC, The Williams Capital Group, L.P.

5. Aggregate Principal Amount of Purchase by the Fund, Other Investment Companies (Including Other Series of the Trust) Advised by the Adviser/Sub-Adviser and Other Accounts over which the Adviser/Sub-Adviser Has Investment Discretion:
 $26,597,298.00

6. Purchase Price:  $99.941

7. Percentage of Issue:  0.0024%

8. The security was (a) part of an issue registered under the Securities Act of 1933 which was being offered to the public; and (b) purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering, or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer).

9. The underwriting was a firm commitment underwriting.

10. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.

11. The issuer of the securities, and its predecessors, have been in continuous operation for not less than three years.

12. The Adviser/Sub-adviser of the Fund is a principal underwriter of the security, or an affiliated person of a principal underwriter of the security.

13. The amount of the securities, other than those sold in an Eligible Rule 144A Offering, purchased by the Fund, all investment companies (including other series of the Trust) advised by the Adviser/Sub-adviser and other accounts with respect to which the Adviser/Sub-adviser has investment discretion did not exceed 25% of the principal amount of the offering.

14. No Affiliated Underwriter of the purchasing Fund was a direct or indirect participant in or beneficiary of the sale.

15. Information has or will be timely supplied to the appropriate officer of the Trust for inclusion on SEC Form
 N-SAR and quarterly reports to the Trustees.